General	12 Months Ended
Dec. 31, 2025
General [Abstract]
GENERAL

NOTE 1 - GENERAL

Company description

a.	CollPlant Biotechnologies Ltd. (the “Company” or “CollPlant”) is a regenerative and aesthetic medicine company focused on medical aesthetics and 3D bioprinting of tissues and organs. The Company’s products are based on its rhCollagen (recombinant human collagen) produced with CollPlant’s proprietary plant-based technology. These products address indications for the diverse fields of tissue repair, aesthetics, and organ manufacturing.

The Company’s revenues include income from business collaborators and from sales of (i) bioink products for the development of 3D bioprinting of organs and tissues, (ii) rhCollagen for the medical aesthetics market, and (iii) rhCollagen-based products for tendinopathy and wound care.

The Company operates mainly through its wholly-owned subsidiary CollPlant Ltd. In November 2021 CollPlant Ltd. established CollPlant Inc., a wholly owned subsidiary in the United States. As of December 31, 2025, CollPlant Inc. has not commenced operation.

b.

For the year ended December 31, 2025, the Company incurred net loss of $11,489 and has an accumulated deficit in the total amount of $124,839. For the year ended December 31, 2025, the Company’s negative cash flows from operating activities was $9,419. The Company’s cash and cash equivalent as of December 31, 2025 totaled $5,591.

The Company expects to incur future net losses and the transition to profitability is dependent upon, among other things, the successful development and commercialization of the Company’s products and product candidates or, of the dermal filler product developed by AbbVie, the establishment of contracts for the distribution of new product lines, any of which, or in combination, would contribute to the achievement of a level of revenue adequate to support the cost structure.

As of the approval date of these consolidated financial statements, the Company’s available liquidity is not sufficient to fund its operations and meet its obligations for the twelve-month period following the issuance date of these consolidated financial statements. Consequently, there is substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans include the continued development and commercialization of the Company’s products and product candidates, advancement of its existing collaborations with global leading companies, pursuit of additional strategic partnerships and licensing arrangements, potential receipt of milestone payments under the AbbVie Development Agreement, and raising capital through public or private offerings of equity or debt securities. The Company has historically accessed the capital markets and entered into strategic collaborations to support its operations, however, there can be no assurance that the Company will be successful in obtaining sufficient financing on acceptable terms, or at all.

If the Company is unsuccessful in commercializing its products, advancing its collaborations, or raising additional capital, it may be required to reduce its operating activities, modify its strategic plans, or curtail certain operations.